MORGAN STANLEY INSTITUTIONAL FUND,
INC.
ARTICLES SUPPLEMENTARY
            MORGAN STANLEY
INSTITUTIONAL FUND, INC., a Maryland
corporation (the "Corporation"), does hereby certify to the State Department of Assessments and Taxation of Maryland (the "Department") that:
            FIRST:  The Corporation is
registered as an open-end investment company under the Investment Company Act of 1940.
            SECOND:  The Board of Directors
of the Corporation (the "Board of Directors"), at a meeting duly convened and held on February 24-25, 2016, adopted resolutions which: (i) increased the total number of shares of stock which the Corporation has authority to issue to seventy-eight billion five hundred million (78,500,000,000) shares of common stock; (ii) established four (4) additional portfolios of common stock, each such portfolio consisting of four classes, designated as Fundamental Multi-Cap Core Portfolio-Class I,
Fundamental Multi-Cap Core Portfolio-Class A,
Fundamental Multi-Cap Core Portfolio-Class C,
Fundamental Multi-Cap Core Portfolio-Class IS,
Global Concentrated Portfolio-Class I, Global
Concentrated Portfolio-Class A, Global
Concentrated Portfolio-Class C, Global
Concentrated Portfolio-Class IS, Global Core
Portfolio-Class I, Global Core Portfolio-Class A,
Global Core Portfolio-Class C, Global Core
Portfolio-Class IS, US Core Portfolio-Class I, US
Core Portfolio-Class A, US Core Portfolio-Class
C and US Core Portfolio-Class IS, respectively;
and (iii) classified 500,000,000 shares of common stock as shares of Fundamental Multi-Cap Core
Portfolio-Class I, 500,000,000 shares of common stock as shares of Fundamental Multi-Cap Core
Portfolio-Class A, 500,000,000 shares of common stock as shares of Fundamental Multi-Cap Core
Portfolio-Class C, 500,000,000 shares of common stock as shares of Fundamental Multi-Cap Core
Portfolio-Class IS, 500,000,000 shares of common stock as shares of Global Concentrated Portfolio-
Class I, 500,000,000 shares of common stock as shares of Global Concentrated Portfolio-Class A,
500,000,000 shares of common stock as shares of Global Concentrated Portfolio-Class C,
500,000,000 shares of common stock as shares of Global Concentrated Portfolio-Class IS,
500,000,000 shares of common stock as shares of Global Core Portfolio-Class I, 500,000,000 shares of common stock as shares of Global Core
Portfolio-Class A, 500,000,000 shares of common stock as shares of Global Core Portfolio-Class C, 500,000,000 shares of common stock as shares of Global Core Portfolio-Class IS, 500,000,000 shares of common stock as shares of US Core
Portfolio-Class I, 500,000,000 shares of common stock as shares of US Core Portfolio-Class A, 500,000,000 shares of common stock as shares of US Core Portfolio-Class C and 500,000,000 shares of common stock as shares of US Core Portfolio-
Class IS.
            THIRD:  The terms applicable to the
classes of common stock designated and classified as set forth above, including any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, as set by the Board of Directors, are the same as the terms of the existing classes of common stock which are set forth in the Articles of Restatement of the Corporation, as amended and supplemented (the "Charter").
            FOURTH:  As of immediately
before the increase in the number of authorized shares as set forth above, the total number of shares of stock of all classes that the Corporation had authority to issue was seventy billion five hundred million (70,500,000,000) shares of common stock, having an aggregate par value of seventy million five hundred thousand dollars ($70,500,000) and designated and classified in the following portfolios and classes:
NAME OF CLASS
NUMBER OF SHARES OF
COMMON STOCK
CLASSIFIED AND
ALLOCATED


Active International Allocation Portfolio - Class I
500,000,000 shares
Active International Allocation Portfolio - Class A
1,000,000,000 shares
Active International Allocation Portfolio - Class L
500,000,000 shares
Active International Allocation Portfolio - Class C
500,000,000 shares
Advantage Portfolio - Class I
500,000,000 shares
Advantage Portfolio - Class A
1,000,000,000 shares
Advantage Portfolio - Class L
500,000,000 shares
Advantage Portfolio - Class IS
500,000,000 shares
Advantage Portfolio - Class C
500,000,000 shares
Asia Opportunity Portfolio - Class I
500,000,000 shares
Asia Opportunity Portfolio - Class A
1,000,000,000 shares
Asia Opportunity Portfolio - Class IS
500,000,000 shares
Asia Opportunity Portfolio - Class C
500,000,000 shares
Asian Equity Portfolio - Class I
500,000,000 shares
Asian Equity Portfolio - Class A
1,000,000,000 shares
Asian Equity Portfolio - Class L
500,000,000 shares
Asian Equity Portfolio - Class C
500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio -
Class I
500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio -
Class A
1,000,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio -
Class L
500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio -
Class IS
500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio -
Class C
500,000,000 shares
Emerging Markets Leaders Portfolio - Class I
500,000,000 shares
Emerging Markets Leaders Portfolio - Class A
1,000,000,000 shares
Emerging Markets Leaders Portfolio - Class L
500,000,000 shares
Emerging Markets Leaders Portfolio - Class IS
500,000,000 shares
Emerging Markets Leaders Portfolio - Class C
500,000,000 shares
Emerging Markets Portfolio - Class I
500,000,000 shares
Emerging Markets Portfolio - Class A
1,000,000,000 shares
Emerging Markets Portfolio - Class L
500,000,000 shares
Emerging Markets Portfolio - Class IS
500,000,000 shares
Emerging Markets Portfolio - Class C
500,000,000 shares
Emerging Markets Small Cap Portfolio - Class I
500,000,000 shares
Emerging Markets Small Cap Portfolio - Class A
500,000,000 shares
Emerging Markets Small Cap Portfolio - Class IS
500,000,000 shares
Emerging Markets Small Cap Portfolio - Class C
500,000,000 shares
Frontier Emerging Markets Portfolio - Class I
500,000,000 shares
Frontier Emerging Markets Portfolio - Class A
1,000,000,000 shares
Frontier Emerging Markets Portfolio - Class L
500,000,000 shares
Frontier Emerging Markets Portfolio - Class IS
500,000,000 shares
Frontier Emerging Markets Portfolio - Class C
500,000,000 shares
Global Advantage Portfolio - Class I
500,000,000 shares
Global Advantage Portfolio - Class A
1,000,000,000 shares
Global Advantage Portfolio - Class L
500,000,000 shares
Global Advantage Portfolio - Class C
500,000,000 shares
Global Discovery Portfolio - Class I
500,000,000 shares
Global Discovery Portfolio - Class A
1,000,000,000 shares
Global Discovery Portfolio - Class L
500,000,000 shares
Global Discovery Portfolio - Class C
500,000,000 shares
Global Franchise Portfolio - Class I
500,000,000 shares
Global Franchise Portfolio - Class A
1,000,000,000 shares
Global Franchise Portfolio - Class L
500,000,000 shares
Global Franchise Portfolio - Class IS
500,000,000 shares
Global Franchise Portfolio - Class C
500,000,000 shares
Global Infrastructure Portfolio - Class I
500,000,000 shares
Global Infrastructure Portfolio - Class A
1,000,000,000 shares
Global Infrastructure Portfolio - Class L
500,000,000 shares
Global Infrastructure Portfolio - Class IS
500,000,000 shares
Global Infrastructure Portfolio - Class C
500,000,000 shares
Global Insight Portfolio - Class I
500,000,000 shares
Global Insight Portfolio - Class A
500,000,000 shares
Global Insight Portfolio - Class L
500,000,000 shares
Global Insight Portfolio - Class C
500,000,000 shares
Global Opportunity Portfolio - Class I
500,000,000 shares
Global Opportunity Portfolio - Class A
1,000,000,000 shares
Global Opportunity Portfolio - Class L
500,000,000 shares
Global Opportunity Portfolio - Class IS
500,000,000 shares
Global Opportunity Portfolio - Class C
500,000,000 shares
Global Quality Portfolio - Class I
500,000,000 shares
Global Quality Portfolio - Class A
500,000,000 shares
Global Quality Portfolio - Class L
500,000,000 shares
Global Quality Portfolio - Class IS
500,000,000 shares
Global Quality Portfolio - Class C
500,000,000 shares
Global Real Estate Portfolio - Class I
500,000,000 shares
Global Real Estate Portfolio - Class A
1,000,000,000 shares
Global Real Estate Portfolio - Class L
500,000,000 shares
Global Real Estate Portfolio - Class IS
500,000,000 shares
Global Real Estate Portfolio - Class C
500,000,000 shares
Growth Portfolio - Class I
500,000,000 shares
Growth Portfolio - Class A
1,000,000,000 shares
Growth Portfolio - Class L
500,000,000 shares
Growth Portfolio - Class IS
500,000,000 shares
Growth Portfolio - Class C
500,000,000 shares
Insight Portfolio - Class I
500,000,000 shares
Insight Portfolio - Class A
500,000,000 shares
Insight Portfolio - Class L
500,000,000 shares
Insight Portfolio - Class C
500,000,000 shares
International Advantage Portfolio - Class I
500,000,000 shares
International Advantage Portfolio - Class A
1,000,000,000 shares
International Advantage Portfolio - Class L
500,000,000 shares
International Advantage Portfolio - Class C
500,000,000 shares
International Equity Portfolio - Class I
500,000,000 shares
International Equity Portfolio - Class A
1,000,000,000 shares
International Equity Portfolio - Class L
500,000,000 shares
International Equity Portfolio - Class IS
500,000,000 shares
International Equity Portfolio - Class C
500,000,000 shares
International Opportunity Portfolio - Class I
500,000,000 shares
International Opportunity Portfolio - Class A
1,000,000,000 shares
International Opportunity Portfolio - Class L
500,000,000 shares
International Opportunity Portfolio - Class IS
500,000,000 shares
International Opportunity Portfolio - Class C
500,000,000 shares
International Real Estate Portfolio - Class I
500,000,000 shares
International Real Estate Portfolio - Class A
500,000,000 shares
International Real Estate Portfolio - Class L
500,000,000 shares
International Real Estate Portfolio - Class IS
500,000,000 shares
International Real Estate Portfolio - Class C
500,000,000 shares
Multi-Asset Portfolio - Class I
500,000,000 shares
Multi-Asset Portfolio - Class A
1,000,000,000 shares
Multi-Asset Portfolio - Class L
500,000,000 shares
Multi-Asset Portfolio - Class IS
500,000,000 shares
Multi-Asset Portfolio - Class C
500,000,000 shares
Small Company Growth Portfolio - Class I
500,000,000 shares
Small Company Growth Portfolio - Class A
1,000,000,000 shares
Small Company Growth Portfolio - Class L
500,000,000 shares
Small Company Growth Portfolio - Class IS
500,000,000 shares
Small Company Growth Portfolio - Class C
500,000,000 shares
U.S. Real Estate Portfolio - Class I
500,000,000 shares
U.S. Real Estate Portfolio - Class A
1,000,000,000 shares
U.S. Real Estate Portfolio - Class L
500,000,000 shares
U.S. Real Estate Portfolio - Class IS
500,000,000 shares
U.S. Real Estate Portfolio - Class C
500,000,000 shares
Total
70,500,000,000 shares
	The par value of all shares of common
stock of all portfolios and classes that the Corporation has authority to issue is $0.001 per share.
            FIFTH:  As increased, the total
number of shares of stock of all classes that the Corporation has authority to issue is seventy-eight billion five hundred million (78,500,000,000) shares of common stock, having an aggregate par value of seventy-eight million five hundred thousand dollars
($78,500,000) and designated and classified in the following portfolios and classes:
NAME OF CLASS
NUMBER OF SHARES OF
COMMON STOCK
CLASSIFIED AND
ALLOCATED


Active International Allocation Portfolio - Class I
500,000,000 shares
Active International Allocation Portfolio - Class A
1,000,000,000 shares
Active International Allocation Portfolio - Class L
500,000,000 shares
Active International Allocation Portfolio - Class C
500,000,000 shares
Advantage Portfolio - Class I
500,000,000 shares
Advantage Portfolio - Class A
1,000,000,000 shares
Advantage Portfolio - Class L
500,000,000 shares
Advantage Portfolio - Class IS
500,000,000 shares
Advantage Portfolio - Class C
500,000,000 shares
Asia Opportunity Portfolio - Class I
500,000,000 shares
Asia Opportunity Portfolio - Class A
1,000,000,000 shares
Asia Opportunity Portfolio - Class IS
500,000,000 shares
Asia Opportunity Portfolio - Class C
500,000,000 shares
Asian Equity Portfolio - Class I
500,000,000 shares
Asian Equity Portfolio - Class A
1,000,000,000 shares
Asian Equity Portfolio - Class L
500,000,000 shares
Asian Equity Portfolio - Class C
500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio -
Class I
500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio -
Class A
1,000,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio -
Class L
500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio -
Class IS
500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio -
Class C
500,000,000 shares
Emerging Markets Leaders Portfolio - Class I
500,000,000 shares
Emerging Markets Leaders Portfolio - Class A
1,000,000,000 shares
Emerging Markets Leaders Portfolio - Class L
500,000,000 shares
Emerging Markets Leaders Portfolio - Class IS
500,000,000 shares
Emerging Markets Leaders Portfolio - Class C
500,000,000 shares
Emerging Markets Portfolio - Class I
500,000,000 shares
Emerging Markets Portfolio - Class A
1,000,000,000 shares
Emerging Markets Portfolio - Class L
500,000,000 shares
Emerging Markets Portfolio - Class IS
500,000,000 shares
Emerging Markets Portfolio - Class C
500,000,000 shares
Emerging Markets Small Cap Portfolio - Class I
500,000,000 shares
Emerging Markets Small Cap Portfolio - Class A
500,000,000 shares
Emerging Markets Small Cap Portfolio - Class IS
500,000,000 shares
Emerging Markets Small Cap Portfolio - Class C
500,000,000 shares
Frontier Emerging Markets Portfolio - Class I
500,000,000 shares
Frontier Emerging Markets Portfolio - Class A
1,000,000,000 shares
Frontier Emerging Markets Portfolio - Class L
500,000,000 shares
Frontier Emerging Markets Portfolio - Class IS
500,000,000 shares
Frontier Emerging Markets Portfolio - Class C
500,000,000 shares
Fundamental Multi-Cap Core Portfolio - Class I
500,000,000 shares
Fundamental Multi-Cap Core Portfolio - Class A
500,000,000 shares
Fundamental Multi-Cap Core Portfolio - Class C
500,000,000 shares
Fundamental Multi-Cap Core Portfolio - Class IS
500,000,000 shares
Global Advantage Portfolio - Class I
500,000,000 shares
Global Advantage Portfolio - Class A
1,000,000,000 shares
Global Advantage Portfolio - Class L
500,000,000 shares
Global Advantage Portfolio - Class C
500,000,000 shares
Global Concentrated Portfolio - Class I
500,000,000 shares
Global Concentrated Portfolio - Class A
500,000,000 shares
Global Concentrated Portfolio - Class C
500,000,000 shares
Global Concentrated Portfolio - Class IS
500,000,000 shares
Global Core Portfolio - Class I
500,000,000 shares
Global Core Portfolio - Class A
500,000,000 shares
Global Core Portfolio - Class C
500,000,000 shares
Global Core Portfolio - Class IS
500,000,000 shares
Global Discovery Portfolio - Class I
500,000,000 shares
Global Discovery Portfolio - Class A
1,000,000,000 shares
Global Discovery Portfolio - Class L
500,000,000 shares
Global Discovery Portfolio - Class C
500,000,000 shares
Global Franchise Portfolio - Class I
500,000,000 shares
Global Franchise Portfolio - Class A
1,000,000,000 shares
Global Franchise Portfolio - Class L
500,000,000 shares
Global Franchise Portfolio - Class IS
500,000,000 shares
Global Franchise Portfolio - Class C
500,000,000 shares
Global Infrastructure Portfolio - Class I
500,000,000 shares
Global Infrastructure Portfolio - Class A
1,000,000,000 shares
Global Infrastructure Portfolio - Class L
500,000,000 shares
Global Infrastructure Portfolio - Class IS
500,000,000 shares
Global Infrastructure Portfolio - Class C
500,000,000 shares
Global Insight Portfolio - Class I
500,000,000 shares
Global Insight Portfolio - Class A
500,000,000 shares
Global Insight Portfolio - Class L
500,000,000 shares
Global Insight Portfolio - Class C
500,000,000 shares
Global Opportunity Portfolio - Class I
500,000,000 shares
Global Opportunity Portfolio - Class A
1,000,000,000 shares
Global Opportunity Portfolio - Class L
500,000,000 shares
Global Opportunity Portfolio - Class IS
500,000,000 shares
Global Opportunity Portfolio - Class C
500,000,000 shares
Global Quality Portfolio - Class I
500,000,000 shares
Global Quality Portfolio - Class A
500,000,000 shares
Global Quality Portfolio - Class L
500,000,000 shares
Global Quality Portfolio - Class IS
500,000,000 shares
Global Quality Portfolio - Class C
500,000,000 shares
Global Real Estate Portfolio - Class I
500,000,000 shares
Global Real Estate Portfolio - Class A
1,000,000,000 shares
Global Real Estate Portfolio - Class L
500,000,000 shares
Global Real Estate Portfolio - Class IS
500,000,000 shares
Global Real Estate Portfolio - Class C
500,000,000 shares
Growth Portfolio - Class I
500,000,000 shares
Growth Portfolio - Class A
1,000,000,000 shares
Growth Portfolio - Class L
500,000,000 shares
Growth Portfolio - Class IS
500,000,000 shares
Growth Portfolio - Class C
500,000,000 shares
Insight Portfolio - Class I
500,000,000 shares
Insight Portfolio - Class A
500,000,000 shares
Insight Portfolio - Class L
500,000,000 shares
Insight Portfolio - Class C
500,000,000 shares
International Advantage Portfolio - Class I
500,000,000 shares
International Advantage Portfolio - Class A
1,000,000,000 shares
International Advantage Portfolio - Class L
500,000,000 shares
International Advantage Portfolio - Class C
500,000,000 shares
International Equity Portfolio - Class I
500,000,000 shares
International Equity Portfolio - Class A
1,000,000,000 shares
International Equity Portfolio - Class L
500,000,000 shares
International Equity Portfolio - Class IS
500,000,000 shares
International Equity Portfolio - Class C
500,000,000 shares
International Opportunity Portfolio - Class I
500,000,000 shares
International Opportunity Portfolio - Class A
1,000,000,000 shares
International Opportunity Portfolio - Class L
500,000,000 shares
International Opportunity Portfolio - Class IS
500,000,000 shares
International Opportunity Portfolio - Class C
500,000,000 shares
International Real Estate Portfolio - Class I
500,000,000 shares
International Real Estate Portfolio - Class A
500,000,000 shares
International Real Estate Portfolio - Class L
500,000,000 shares
International Real Estate Portfolio - Class IS
500,000,000 shares
International Real Estate Portfolio - Class C
500,000,000 shares
Multi-Asset Portfolio - Class I
500,000,000 shares
Multi-Asset Portfolio - Class A
1,000,000,000 shares
Multi-Asset Portfolio - Class L
500,000,000 shares
Multi-Asset Portfolio - Class IS
500,000,000 shares
Multi-Asset Portfolio - Class C
500,000,000 shares
Small Company Growth Portfolio - Class I
500,000,000 shares
Small Company Growth Portfolio - Class A
1,000,000,000 shares
Small Company Growth Portfolio - Class L
500,000,000 shares
Small Company Growth Portfolio - Class IS
500,000,000 shares
Small Company Growth Portfolio - Class C
500,000,000 shares
US Core Portfolio - Class I
500,000,000 shares
US Core Portfolio - Class A
500,000,000 shares
US Core Portfolio - Class C
500,000,000 shares
US Core Portfolio - Class IS
500,000,000 shares
U.S. Real Estate Portfolio - Class I
500,000,000 shares
U.S. Real Estate Portfolio - Class A
1,000,000,000 shares
U.S. Real Estate Portfolio - Class L
500,000,000 shares
U.S. Real Estate Portfolio - Class IS
500,000,000 shares
U.S. Real Estate Portfolio - Class C
500,000,000 shares
Total
78,500,000,000 shares
	The par value of all shares of common
stock of all portfolios and classes that the Corporation has authority to issue is $0.001 per share.
            SIXTH:  The aggregate number of
shares of stock of all classes that the Corporation has authority to issue has been increased by the Board of Directors in accordance with Section 2-105(c) of the Maryland General Corporation Law, and the shares of Fundamental Multi-Cap Core Portfolio-Class I,
Fundamental Multi-Cap Core Portfolio-Class A,
Fundamental Multi-Cap Core Portfolio-Class C,
Fundamental Multi-Cap Core Portfolio-Class IS,
Global Concentrated Portfolio-Class I, Global
Concentrated Portfolio-Class A, Global
Concentrated Portfolio-Class C, Global
Concentrated Portfolio-Class IS, Global Core
Portfolio-Class I, Global Core Portfolio-Class A,
Global Core Portfolio-Class C, Global Core
Portfolio-Class IS, US Core Portfolio-Class I, US
Core Portfolio-Class A, US Core Portfolio-Class
C and US Core Portfolio-Class IS have been classified and designated by the Board of Directors under the authority contained in Article FIFTH,
Section 3 of the Charter.

[SIGNATURE PAGE FOLLOWS]


            IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its President and attested to on its behalf by its Secretary on this 9th day of May, 2016. MORGAN STANLEY INSTITUTIONAL FUND, INC.
By: /s/ John H. Gernon
John H. Gernon
President
ATTEST:
/s/ Mary E. Mullin
Mary E. Mullin
Secretary
            THE UNDERSIGNED, President of MORGAN STANLEY INSTITUTIONAL
FUND, INC., who executed on behalf of the Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

/s/ John H. Gernon
John H. Gernon
President